         -----------------------------------------------------------
                              MORGAN STANLEY
                               DEAN WITTER
                               ASIA-PACIFIC
                                FUND, INC.
         -----------------------------------------------------------


                               ANNUAL REPORT
                             DECEMBER 31, 2000
                          MORGAN STANLEY DEAN WITTER
                          INVESTMENT MANAGEMENT INC.
                             INVESTMENT ADVISER

                          MORGAN STANLEY DEAN WITTER
                           ASIA-PACIFIC FUND, INC.
===============================================================================
DIRECTORS AND OFFICERS

Barton M. Biggs                        Fergus Reid
CHAIRMAN OF THE BOARD OF DIRECTORS     DIRECTOR

Harold J. Schaaff, Jr.                 Frederick O. Robertshaw
PRESIDENT AND DIRECTOR                 DIRECTOR

John D. Barrett II                     Stefanie V. Chang
DIRECTOR                               VICE PRESIDENT

Gerard E. Jones                        Arthur J. Lev
DIRECTOR                               VICE PRESIDENT

Graham E. Jones                        Joseph P. Stadler
DIRECTOR                               VICE PRESIDENT

John A. Levin                          Mary E. Mullin
DIRECTOR                               SECRETARY

Andrew McNally IV                      Belinda A. Brady
DIRECTOR                               TREASURER

William G. Morton, Jr.                 Robin L. Conkey
DIRECTOR                               ASSISTANT TREASURER

Samuel T. Reeves
DIRECTOR
===============================================================================
INVESTMENT ADVISER
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
-------------------------------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
-------------------------------------------------------------------------------
CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
-------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
-------------------------------------------------------------------------------
LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
-------------------------------------------------------------------------------
INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116
===============================================================================
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/im.

LETTER TO SHAREHOLDERS
----------

For the year ended December 31, 2000, the Morgan Stanley Dean Witter Asia-Pacific Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -27.37% compared to -29.59% for its benchmark (described below). For the period from the Fund's commencement of operations on August 2, 1994 through December 31, 2000, the Fund's total return, based on net asset value per share, was -6.68% compared with -28.07% for the benchmark.
The benchmark for the Fund is comprised of two Morgan Stanley Capital International (MSCI) Indices; Japan and All-Country Asia-Pacific Free ex-Japan, with each index weighted equally. On December 31, 2000, the closing price of the Fund's shares on the New York Stock Exchange was $8 11/16, representing a 19.7% discount to the Fund's net asset value per share.

ASIA EX-JAPAN

Asian equities were the worst performers in the emerging markets asset class for the year. As earnings growth peaked in the middle of the year, growth-oriented markets like Taiwan, South Korea and Thailand were the worst performers for the year. Markets like Hong Kong and Singapore heavily weighted with interest rate-sensitive and defensive utility stocks, were the best performing markets.

The Korean market tracked the technology heavy NASDAQ market down in the fourth quarter falling by over 20%. Domestic investor confidence was extremely low because of delays in corporate restructuring, a slowing economy and an illiquid bond market with most funds trapped in bank deposits. Issues surrounding the restructuring of two large business conglomerates, Daewoo and Hyundai were not being addressed quickly enough. However, towards the end of the year the government announced a series of positive measures including the much anticipated 40 trillion won in public funds for financial sector restructuring, forming a second bond stabilization fund. The government also came up with a list of non-viable companies to be either shut down or rehabilitated. In the last two weeks of the year, announcements were made with respect to the consolidation of the banking sector, including the merger of the two largest retail-oriented banks: Housing and Commercial Bank of Korea and Kookmin Bank. This consolidation in the banking industry is likely to drive down deposit rates and stimulate liquidity into the financial markets. We have been adding incrementally to our positions in the well-capitalized banks in Korea and sold out of government-owned undercapitalized banks like Hanvit Bank.

Hong Kong was the best performing large market in the region for the year 2000 and in the fourth quarter. Hong Kong has been regarded as a relative safe haven by investors given that it is likely to benefit from falling U.S. interest rates as well as the recovery in domestic Chinese demand. Since the U.S. Federal Reserve shifted to an easing bias in December, we are likely to see an easing of interest rates of at least 150 basis points through 2001. U.S. interest rates are key in Hong Kong given the currency board system, and declining real interest rates are likely to keep market sentiment buoyant. However, declining interest rates have been well anticipated and most investors seem to be overweight the Hong Kong market. Institutional liquidity is hemmed into interest rate sensitive stocks and big cap names like Hang Seng Bank and Sun Hun Kai Properties are looking fairly expensive. We have a significant underweight position in both these names, though we continue to be overweight Cheung Kong. Although Cheung Kong's property business accounts for only 20% of its net asset value, the company is a major developer in the Hong Kong residential market. Cheung Kong owns the second largest residential land bank located mainly in urban areas. The physical property market continues to be sluggish and the Hong Kong government has not abandoned its policy of increasing housing supply to boost home ownership. We are cautious on residential property sector stocks.

The Taiwan market declined by over 20% in the fourth quarter, with market sentiment heavily dampened by prospects of a slowdown in growth in the technology sector. Taiwan's internal political and financial problems continued to make headline news as the opposition parties lobbied for the impeachment of DPP president Chen. Retail ownership of equities declined dramatically in the quarter. Selling was mainly triggered by deterioration of technology companies' earnings prospects, political paralysis on the nuclear power plant issue and problem loans in the banking system. MSCI's decision to keep Taiwan's weighting at 80% was another technical negative for the market.

The first sign that technology sector fundamentals were turning negative began to emerge in the third quarter of 2000 as the "back-to-school" PC demand failed to materialize. The sector where earnings are at the biggest risk due to demand slowdown is the capital-intensive semiconductor sector. Hence, we reduced our exposure to the semiconductor foundry sector by moving to an underweight position on Taiwan Semiconductor Manufacturing Co., (TSMC) and United Microelectronics Corp., (UMC) during the fourth quarter. However, we continue to maintain a long-term positive view on the strong secular growth in the foundry industry underpinned by outsourcing. Foundry stocks continue to remain among our top holdings. Going forward, the Fund expects to be overweight technology stocks in Taiwan, but more defensively focussed with higher allocation to companies with a low fixed cost structure and lower operating leverage. As Taiwan frees up restrictions on capital investment into China, we believe companies like Hon Hai Precision, Delta Electronics and Compal Electronics are likely to benefit strongly. In addition, we are optimistic on companies that are increasing production capacities in mainland China and benefiting from lower costs.

China has been one of the top performing markets in Asia over the last twelve months, but the market gave up a lot of ground in the last quarter of 2000. Two wireless telecom stocks, China Mobile and China Unicom, led the market decline, as telecom operators were de-rated globally. We continue to like the macro story in China, as growth in China is likely to outpace the rest of Asia in 2001. China remains the prominent Asian economy with the most robust domestic demand story, which makes it relatively insulated from a global slowdown. However, retail sales have started to slow down in November and December. The export sector is vulnerable to a U.S.-led global slowdown, and the government is likely to implement stimulatory monetary and fiscal policies to boost domestic consumption.

Singapore was relatively flat in the fourth quarter, thereby being one of the best performing markets in the region. Investors found a safe haven among the more liquid financial stocks in Singapore, against a backdrop of heavy profit warnings from technology sector stocks in the U.S. Singapore continues to follow policies of steady and systematic structural reforms which we think should eventually boost the return on equity for listed government-linked corporations. However, Singapore is heavily geared toward growth of electronics exports, and fears of a global electronics slowdown heavily impacted the semiconductor and contract manufacturing stocks. Although we reduced our weightings in the semiconductor sector, we continue to have a long-term positive view on secular growth prospects for well managed electronic manufacturing services companies like Venture Manufacturing and Omni Industries.

Malaysia continues to be the country where we are most underweight. As inflation began to creep up towards the end of 2000, foreign exchange reserves for Malaysia continued to trend downwards. Anticipating a slowdown in the economy over the next twelve months, the government introduced various pump-priming measures in the 2001 budget. However, the expansionary fiscal measures are unlikely to have an immediate impact on the economy and earnings' risks are still on the downside. Despite the robust economy, non-performing loans in the banking system have started to rise again, underlining the failure to carry out corporate restructuring. Foreign direct investment is disappointing, mainly due to growing political concerns.

Australia lived up to its defensive status and outperformed broader Asian markets, however the currency depreciated sharply through the year (tracking the euro). Australia's economy seems protected from the sources of downside risk to global growth - high oil prices and a slowdown in IT spending. Australian monetary policy is likely to track the U.S. Federal Reserve over the course of 2001, which would improve liquidity. Equity demand/supply dynamics have turned positive in Australia as equity supply has decreased sharply and buybacks are increasing. Australian banks have performed strongly both on an absolute and relative basis over the last nine months, anticipating a peaking of the interest rate cycle and on the back of decent earnings growth and share buybacks. Although we continue to stay modestly overweight the sector, we have trimmed some of our holdings in Australian banks, as returns from here are likely to be moderate. We continue to stay overweight the mining sector primarily through the two big companies - Broken Hill Proprietary and Rio Tinto. Newscorp suffered a massive decline during the fourth quarter as the company warned of slowing operating profit growth. However, at current levels the market seems to have priced in a dramatic hard landing based on a slowdown in U.S. advertisement spending. We still believe that the stock offers immense long-term growth potential and value and have increased our weighting in Newscorp.

The Indian stock market fared much better than other East Asian markets. In the fourth quarter, we saw alot of rotation back into old economy stocks as fears grew over possible earnings disappointments in the richly valued software sector. We continue to believe in the long term outsourcing-led growth for the IT services sector in India. Declines of over 20% in December of India's leading software stocks leave them reasonably valued relative to growth. We have added to stocks like Infosys during recent declines. In India, government policy will be an important factor for the market in the next few quarters as India's privatization program, which has been slow moving so far, is now approaching a critical stage. The government has lined up some of India's leading public sector names for strategic disinvestment and the outcome of this will greatly influence investing sentiment. Liquidity in the Indian market is abundant on the back of a successful issue of dollar denominated bonds to non-resident Indians that raised U.S.$5.5 billion, taking India's foreign reserves to almost U.S.$40 billion. Although industrial production in India has been slowing down and the macro-economic outlook looks uninspiring, the economy seems to remain insulated from a possible U.S.-led global slowdown as exports play a minor role in the economy.

Asian stock markets in recent times continue to trade off developments in the U.S. Most of the V-shaped recovery in Asian markets was driven by exports, largely in the information technology sectors, to Europe and U.S. The dramatic collapse of the NASDAQ markets has raised fears that U.S. spending on information technology will collapse. This is likely to have grim implications for export- led economies in Asia like Taiwan, Malaysia, and even South Korea. We are likely to see substantial monetary easing by the U.S. Federal Reserve (perhaps over 150 basis points) in the year 2001 in their efforts to prevent a recession and trigger a soft landing. We think U.S. growth rates however, will be still uninspiring and that declining rates may not lead to a sharp recovery in U.S. markets. Despite this, emerging and Asian markets that are much cheaper relative to even lowered growth prospects are likely to be beneficiaries of lower U.S. rates.

JAPAN

The Japanese equity market, together with global equity markets, faced a challenging environment during 2000. In the case of Japan, significantly above consensus earnings revisions by leading companies had virtually no positive effect on share prices. It seemed that negative external factors such as higher U.S. interest rates, volatile NASDAQ, escalating oil prices and the mounting uncertainty of optimistic calls for a "soft landing" weighed much heavier on the minds of investors than the rapidly improving economic outlook for Japan. While we had considerable conviction earlier in the year that valuations for growth stocks were excessive and that value stocks would prevail, this distinction became increasingly blurred during the last several months for Japanese equities. In particular, we had failed to estimate the skewed supply/demand equation during most of 2000. First, domestic retail investors had ballooned their purchases for "new economy" companies and long margin positions ballooned to over $50 billion at the peak of the market in March 2000. As these stocks fell, such individual investors became forced sellers in a rapidly declining market. In addition, further adding to the supply, were foreign investors raising cash and Japanese institutions which aggressively unloaded their "cross-holdings" into the September half-year book-closing. Domestic banks were particularly noteworthy with their sales shortly after the Bank of Japan terminated the "0" interest rate policy in August. Although we had forecasted a modest rise in interest rates during the third quarter of 2000, we had not considered the negative impact it would have on accelerating institutional stock sales.

In our view, most of 2000 can be characterized as one of "Macro Vice, Micro Virtue." While first quarter 2000 GDP (at 10% annualized) and second quarter GDP (at 4.2% annualized) were ahead of consensus expectations, the carefully watched improvement in consumer spending was not evidenced by published economic data, which might be attributed to data quality problems. Corporate profit growth on the other hand showed remarkable gains. For example, non-financial companies during the April-June 2000 period reported an aggregate 3% top line growth while profits jumped 39% - a clear indication to us that the efforts of restructuring are bearing abundant fruit. In the case of results in the first half of 2000, announced in November, T.S.E. first section non-financial firms reported a 43.6% rise in recurring profits, which was one of the largest increases in profitability for corporate Japan in almost 20 years.

Many observers of Japan expected a more favorable flow into equities when the huge redemption of 10-year postal deposits began to mature, commencing in early 2000. These colossal deposits are estimated to total almost 20% of Japan's annual GDP over an 18-month maturity period. Despite related optimism, the retail investor, faced with highly volatile markets and political uncertainty with the early demise of Prime Minister Obuchi in May, reinvested capital gains and proceeds back into postal savings or bank deposits. We believe that economic activity, which has improved rapidly and stock market sentiment, which declined sharply, has become excessively polarized over the last several months. After an enormous net $85 billion of purchases of Japanese equities in 1999 and marred by uncertain global economic prospects that Greenspan will prevail and growth will dramatically slow, foreign investors were particularly prevalent with their sales in 2000. Finally, during the fourth quarter of 2000, internal crisis in Japan such as the large scale collapse of Sogo Department Store, Kyoei and Chiyoda Life Insurance together with the political turmoil caused by Mr. Kato's "no confidence" run on Prime Minister Mori put heavy additional pressure on the markets. In a final blow for negative sentiment in 2000, the potential large scale changes to the MSCI calculation of free float for Japanese shares insured that any potential buyers would wait for the outcome of MSCI's formal announcement before any allocations to Japan will be made.

Reasonably priced equities held in the Fund, including select Japanese high tech companies, benefited as a "safe harbor" when relatively expensive stocks in Japan collapsed. In particular, the "bell-cow" TMT stocks of 1999 and early 2000 such as Hikari Tsushin, Softbank and Oracle Japan lost almost 95% of their market value by year-end. The Fund avoided such richly valued companies and our shift earlier in the year to select food, warehousing and utility stocks together with high quality technology blue chips provided the basis for relative out-performance. Our holdings in Fuji Photo, Ono and Yamanouchi Pharmaceuticals, Nippon Ham and utilities such as Tokyo Electric Power also helped performance. Also, Nissan Motors and Mitsubishi Heavy Industries, arguably some of the best examples of restructuring in 2000, contributed meaningfully to the Fund's performance during the year.

Over the last several months, valuations for Japanese equities have become increasingly reasonable in a yet relatively expensive world. Although anemic, a macro recovery and continuing aggressive cost cutting by leading companies have begun to show the best signs of real growth over the last decade, particularly on the corporate level.

Japan has committed to foster Information Technology, including establishing a "Minister of IT," a new dedicated office to promote IT within government on a national level. The free cash flow generated by blue chip companies is now directed to increasing return on equity and productivity through IT, much as the U.S. experienced during the early 1990's. Furthermore, the Fair Trade Commission's report on NTT's access issues published in the fourth quarter of 2000, suggests that NTT may face a similar "Japanese style" break-up as with AT&T of the U.S. in the early 1980's. This will likely provide a huge platform to exploit Japan's pre-eminence in digital technology, particularly the I-mode, over the next several years. On a bigger picture, just as Japan dominated the production of TV's and VCR's during the 1970's and 80's, we believe Japan will again do so with digital consumer products globally.

In addition, the recent weakness in the yen, a result of investors' negative vote for Japan's recovery and perhaps related to the markets view of a new republican policy towards Japan, should contribute positively to leading international blue chip earnings over the next several months. Manufacturers in Japan have significantly increased their operating efficiency over the last five years and a weaker yen should increase both return on equity and operating margins notably.

Perhaps the biggest catalyst for a re-evaluation of Japan over the next year will be the accounting changes from book to mark-to-market. Balance sheets will become increasingly transparent and with recent amendments to the commercial code these accounting changes may spur a flurry of M&A activity, including hostile take-overs for the first time in Japan.

Our optimistic outlook is based on the premise of a "soft landing" in the U.S. and that volatility in the U.S. markets will stabilize shortly. In our view, the downside for Japanese equities appears limited while the rewards for a substantial rally based on low valuations and improving economic activity are high. A good opportunity to re-allocate assets to Japan may therefore present itself before the fiscal year-end in March 2001. If our assumptions are correct, we believe the Fund is currently positioned to benefit under the above mentioned scenario.

On January 23, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the year ended December 31, 2000, the Fund repurchased 4,805,100 shares or 7.72% of its Common Stock at an average price per share of $10.20, excluding $240,000 in commissions paid, and an average discount of 26.34% from net asset value per share. Since the inception of the program, the Fund has repurchased 14,225,634 shares or 19.85% of its Common Stock at an average price per share of $8.39, excluding $675,000 in commissions paid, and an average discount of 20.72% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

On December 14, 2000, with the aim of enhancing stockholder value and reducing the discount at which the Fund's shares have been trading, the Board of Directors authorized the Fund to conduct a tender offer during the first quarter of 2001 for up to 25% of the Fund's outstanding shares of common stock at a price equal to 95% of the Fund's net asset value ("NAV") on the last day of the tender period, or such later date as to which the offer is extended. In future stockholder reports, we will report on the results of the tender offer.

Sincerely,

/s/ Harold J. Schaaff, Jr.

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR
January 2001

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A
RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

-------------------------------------------------------------------------------
THE FUND'S CURRENT INVESTMENT RESTRICTIONS PROVIDE THAT THE FUND MUST INVEST LESS THAN 50% OF IT'S TOTAL ASSETS IN JAPAN. AT A MEETING OF THE BOARD OF DIRECTORS HELD ON FEBRUARY 16, 2001, THE BOARD APPROVED A PROPOSAL TO REMOVE THIS LIMITATION. THIS PROPOSAL WILL BE SUBMITTED FOR STOCKHOLDER APPROVAL AT THE FUND'S NEXT ANNUAL MEETING OF STOCKHOLDERS TO BE HELD IN JUNE 2001.

Morgan Stanley Dean Witter Asia-Pacific Fund, Inc.
Investment Summary as of December 31, 2000 (Unaudited)
===============================================================================

HISTORICAL                                                             TOTAL RETURN (%)
INFORMATION                                 -----------------------------------------------------------------
                                              MARKET VALUE (1)       NET ASSET VALUE (2)       INDEX (3)
                                            ---------------------- -------------------- ---------------------
                                                         AVERAGE                AVERAGE               AVERAGE
                                            CUMULATIVE    ANNUAL   CUMULATIVE    ANNUAL  CUMULATIVE    ANNUAL
                                            ----------   -------   ----------   -------  ----------   -------
                   ONE YEAR                 -24.66%       -24.66%   -27.37%       -27.37%  -29.59%     -29.59%
                   FIVE YEAR                -21.52        -4.73     -9.18         -1.91    -26.22      -5.90
                   SINCE INCEPTION *        -25.07        -4.40     -6.68         -1.07    -28.07      -5.01

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
-------------------------------------------------------------------------------
Asia-Pacific Fund
RETURNS AND PER SHARE INFORMATION
(Plot the following points accordingly.)

[CHART]

                                                 YEAR ENDED DECEMBER 31,

                             1994*     1995      1996      1997      1998      1999      2000
                            --------  --------  --------  --------  -------- --------  --------
Morgan Stanley Dean
Witter Asia-Pacific Fund,    -5.94%     9.24%     -2.87%   -26.36%   -0.34%    75.39%    -27.37%
Inc. (2)

MSCI Japan and All           -5.24%     2.88%     -3.63%   -29.55%   -0.30%    54.79%    -29.59%
Country Asia Pacific Free
ex-Japan Blend (3)



                                                YEAR ENDED DECEMBER 31,

                                1994*    1995     1996     1997     1998     1999      2000
                              -------- -------- -------- -------- -------- --------- ---------
Net Asset Value Per Share....  $13.20    $14.34   $11.95    $8.77    $8.73    $15.26  $10.82
Market Value Per Share.......  $12.25    $13.33    $9.75    $7.44    $7.00    $11.81   $8.69
Premium/(Discount)...........   -7.2%     -7.0%   -18.4%   -15.2%   -19.8%    -22.6%  -19.7%
Income Dividends.............   $0.04     $0.05    $0.61    $0.02    $0.01     $0.04   $0.22
Capital Gains Distributions..   $0.01     $0.02       --       --       --        --      --
Fund Total Return (2)           -5.94%     9.24%   -2.87%+ -26.36%   -0.34%    75.39% -27.37%
Index Total Return (3)          -5.24%     2.88%   -3.63%  -29.55%   -0.30%    54.79% -29.59%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The benchmark for investment performance is comprised of two Morgan Stanley Capital International (MSCI) indices; Japan and All- Country Asia-Pacific Free ex-Japan with each index weighted equally.
*    The Fund commenced operations on August 2, 1994.
+ This return does not include the effect of the rights issued in connection with the Rights Offering.

MORGAN STANLEY DEAN WITTER ASIA-PACIFIC FUND, INC.
PORTFOLIO SUMMARY AS OF DECEMBER 31, 2000
===============================================================================
DIVERSIFICATION OF TOTAL INVESTMENTS

[CHART]

Equity Securities            (96.1%)
Short-Term Investments        (3.9%)

-------------------------------------------------------------------------------
INDUSTRIES

[CHART]

Banks                                   (7.0%)
Computers & Peripherals                 (6.7%)
Electronic Equipment & Instruments      (6.6%)
Semiconductor Equipment & Products      (6.4%)
Household Durables                      (6.1%)
Machinery                               (5.9%)
Diversified Financials                  (5.5%)
Real Estate                             (4.6%)
Pharmaceuticals                         (4.4%)
Wireless Telecommunication Services     (4.3%)
Other                                  (42.5%)

-------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

[CHART]

Japan                                  (48.7%)
China/Hong Kong                        (14.1%)
South Korea                             (7.7%)
Australia                               (7.1%)
Taiwan                                  (6.2%)
Singapore                               (5.7%)
India                                   (5.0%)
Malaysia                                (2.2%)
Thailand                                (0.9%)
Other                                   (2.4%)

-------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                                    PERCENT OF
                                                                    NET ASSETS
                                                                   ------------
 1. Hutchison Whampoa Ltd. (China / Hong Kong)                         3.4%
 2. Samsung Electronics Co., Ltd. (South Korea)                        2.2
 3. Nintendo Co., Ltd. (Japan)                                         1.8
 4. Ricoh Co., Ltd. (Japan)                                            1.7
 5. SK Telecom Co., Ltd. (South Korea)                                 1.6
 6. Fuji Photo Film Co., Ltd. (Japan)                                  1.6
 7. Matsushita Electric Industrial Co., Ltd. (Japan)                   1.6
 8. Sony Corp. (Japan)                                                 1.5
 9. NEC Corp. (Japan)                                                  1.5
10. China Mobile (Hong Kong) Ltd. (China/Hong Kong)                    1.5
                                                                      ----
                                                                      18.4%
                                                                      ====

*   Excludes short-term investments.

FINANCIAL STATEMENTS
----------
STATEMENT OF NET ASSETS
----------
DECEMBER 31, 2000

                                                                         VALUE
                                                       SHARES            (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS(96.8%)
(Unless otherwise noted)
--------------------------------------------------------------------------------
AUSTRALIA (7.1%)
AIRLINES
Qantas Airlines Ltd.                                  787,600    U.S.$   1,555
                                                                 --------------
BANKS
Commonwealth Bank of Australia                        115,800            1,991
National Australia Bank Ltd.                          252,950            4,054
Westpac Banking Corp., Ltd.                           337,850            2,480
                                                                 --------------
                                                                         8,525
                                                                 --------------
BEVERAGES
Foster's Brewing Group Ltd.                           767,000            2,014
                                                                 --------------
COMMERCIAL SERVICES & SUPPLIES
Brambles Industries Ltd.                               99,950            2,336
                                                                 --------------
DIVERSIFIED TELECOMMUNICATION SERVICES
(a)Davnet Ltd.                                        867,700              229
Macquarie Corporate Telecommunications Holdings
  Ltd.                                                533,300              420
Telstra Corp., Ltd.                                 1,240,800            4,434
                                                                 --------------
                                                                         5,083
                                                                 --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
(a)ERG Ltd.                                           901,080            1,373
                                                                 --------------
HEALTH CARE PROVIDERS & SERVICES
Sonic Healthcare Ltd.                                 204,400              996
                                                                 --------------
INTERNET SOFTWARE & SERVICES
(a)Securenet Ltd.                                     190,050              508
                                                                 --------------
MEDIA
News Corp., Ltd.                                      783,300            6,101
                                                                 --------------
METALS & MINING
Broken Hill Proprietary Co., Ltd.                     544,200            5,739
Normandy Mining Ltd.                                2,113,100            1,141
Rio Tinto Ltd.                                        307,550            5,037
                                                                 --------------
                                                                        11,917
                                                                 --------------
PHARMACEUTICALS
CSL Ltd.                                               99,500            2,162
                                                                 --------------
REAL ESTATE
Lend Lease Corp., Ltd.                                165,800            1,544
                                                                 --------------
SOFTWARE
Solution 6 Holdings Ltd.                              225,350              138
                                                                 --------------
                                                                        44,252
                                                                 --------------
--------------------------------------------------------------------------------
CHINA/HONG KONG (14.1%)
AIRLINES
Cathay Pacific Airways                              1,459,000            2,694
                                                                 --------------
BANKS
Dao Heng Bank Group Ltd.                              207,000            1,176
Hang Seng Bank Ltd.                                   222,600            2,996
                                                                 --------------
                                                                         4,172
                                                                 --------------
COMMERCIAL SERVICES & SUPPLIES
Cosco Pacific Ltd.                                  1,472,000            1,142
                                                                 --------------
COMPUTERS & PERIPHERALS
Legend Holdings Ltd.                                2,522,000            1,584
                                                                 --------------
DIVERSIFIED FINANCIALS
Hutchison Whampoa Ltd.                              1,700,950           21,208
--------------------------------------------------------------------------------
                                                                         VALUE
                                                       SHARES            (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS (CONTINUED)
Swire Pacific Ltd. 'A'                                728,600    U.S.$   5,255
                                                                 --------------
                                                                        26,463
                                                                 --------------
DIVERSIFIED TELECOMMUNICATION SERVICES
(a)Pacific Century CyberWorks Ltd.                  1,517,638              983
                                                                 --------------
ELECTRICAL EQUIPMENT
Johnson Electric Holding Ltd.                       1,040,000            1,600
                                                                 --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
Great Wall Technology Co., Ltd.                     2,513,000              822
                                                                 --------------
GAS UTILITIES
Hong Kong & China Gas Co., Ltd.                     1,923,500            2,824
                                                                 --------------
HOUSEHOLD DURABLES
(a)TCL International Holdings Ltd.                  1,695,000              387
                                                                 --------------
INDUSTRIAL CONGLOMERATES
China Merchants Holdings
  International Co., Ltd.                           1,302,000              943
Citic Pacific Ltd.                                    514,000            1,822
                                                                 --------------
                                                                         2,765
                                                                 --------------
INTERNET SOFTWARE & SERVICES
(a)Timeless Software Ltd.                           2,524,000              317
                                                                 --------------
MEDIA
Asia Satellite Telecom Holdings Ltd.                  596,000            1,238
Television Broadcasts Ltd.                            376,000            1,976
                                                                 --------------
                                                                         3,214
                                                                 --------------
OIL & GAS
(a)China Petroleum & Chemical Corp.                 7,244,000            1,151
PetroChina Co., Ltd.                                4,258,000              710
                                                                 --------------
                                                                         1,861
                                                                 --------------
REAL ESTATE
Cheung Kong (Holdings) Ltd.                           658,000            8,415
Henderson Land Development Co., Ltd.                  143,000              728
Hong Kong Land Holdings Ltd.                          562,000            1,247
Sun Hung Kai Properties Ltd.                          888,000            8,852
                                                                 --------------
                                                                        19,242
                                                                 --------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS
ASM Pacific Technology Ltd.                           344,000              490
                                                                 --------------
TEXTILES & APPAREL
(a)Li & Fung Ltd.                                   2,200,000            4,005
                                                                 --------------
WIRELESS TELECOMMUNICATION SERVICES
(a)China Mobile (Hong Kong) Ltd.                    1,692,000            9,241
(a)China Unicom Ltd.                                2,350,000            3,601
SmarTone Telecommunications Holdings Ltd.             188,000              271
                                                                 --------------
                                                                        13,113
                                                                 --------------
                                                                        87,678
                                                                 --------------
--------------------------------------------------------------------------------
INDIA (4.4%)
AUTOMOBILES
  Hero Honda Motors Ltd.                               65,963            1,235
                                                                  -------------
CHEMICALS
Reliance Industries Ltd.                              170,000            1,235
                                                                  -------------
COMMERCIAL SERVICES & SUPPLIES
(a)Aptech Ltd.                                        164,800            1,324
                                                                  -------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                         VALUE
                                                       SHARES            (000)
--------------------------------------------------------------------------------
INDIA (CONTINUED)
COMPUTERS & PERIPHERALS
Digital Equipment (India) Ltd.                        108,322    U.S.$  1,109
                                                                 --------------
DIVERSIFIED TELECOMMUNICATION SERVICES
Mahanagar Telephone Nigam Ltd.                        337,127            1,293
Videsh Sanchar Nigam Ltd.                             227,430            1,459
                                                                 --------------
                                                                         2,752
                                                                 --------------
ELECTRICAL EQUIPMENT
(a)Sterlite Industries (India) Ltd.                   236,750              780
(a)Sterlite Optical Technologies Ltd.                 266,350            4,719
                                                                 --------------
                                                                         5,499
                                                                 --------------
IT CONSULTING & SERVICES
(a)HCL Technologies Ltd.                               97,170            1,118
Infosys Technologies Ltd.                              42,350            5,176
(a)NIIT Ltd.                                           79,200            2,699
(a)Ramco Systems Ltd.                                  23,400              403
(a,c)SSI Ltd. GDR                                     105,000              307
                                                                 --------------
                                                                         9,703
                                                                 --------------
MACHINERY
(a)Escorts Ltd.                                       180,000              520
                                                                 --------------
METALS & MINING
Tata Iron & Steel Co., Ltd.                             1,910                5
                                                                 --------------
PHARMACEUTICALS
Dr. Reddy's Laboratories Ltd.                          70,700            1,928
                                                                 --------------
SOFTWARE
(a)Mastek Ltd.                                          3,600               18
(a)PSI Data Systems Ltd.                               31,785              190
SSI Ltd.                                               26,000              797
                                                                 --------------
                                                                         1,005
                                                                 --------------
TEXTILES & APPAREL
(a,b)Shopper Stop                                     324,100              590
                                                                 --------------
TOBACCO
ITC Ltd.                                               14,900              286
                                                                 --------------
                                                                        27,191
                                                                 --------------
--------------------------------------------------------------------------------
JAPAN(48.7%)
AUTO COMPONENTS
Nifco, Inc.                                           350,000            3,272
                                                                 --------------
AUTOMOBILES
(a)Nissan Motor Co., Ltd.                             993,000            5,709
Suzuki Motor Corp.                                    430,000            4,584
Toyota Motor Corp.                                    190,000            6,059
                                                                 --------------
                                                                        16,352
                                                                 --------------
BANKS
The Bank of Tokyo-Mitsubishi, Ltd.                     85,000              844
                                                                 --------------
BUILDING PRODUCTS
Sanwa Shutter Corp., Ltd.                             642,000            1,285
                                                                 --------------
CHEMICALS
Daicel Chemical Industries Ltd.                     1,220,000            3,699
Denki Kagaku Kogyo Kabushiki Kaisha                   500,000            1,717
Kaneka Corp.                                          819,000            7,736
Lintec Corp.                                          385,000            3,441
--------------------------------------------------------------------------------
                                                                         VALUE
                                                       SHARES            (000)
--------------------------------------------------------------------------------
CHEMICALS (CONTINUED)
Mitsubishi Chemical Corp.                             950,000    U.S.$   2,498
Shin-Etsu Polymer Co., Ltd.                           558,000            3,033
                                                                 --------------
                                                                        22,124
                                                                 --------------
COMMERCIAL SERVICES & SUPPLIES
Dai Nippon Printing Co., Ltd.                         413,000            6,138
Nissha Printing Co., Ltd.                             105,000              535
                                                                 --------------
                                                                         6,673
                                                                 --------------
COMPUTERS & PERIPHERALS
Fujitsu Ltd.                                          627,000            9,225
Mitsumi Electric Co., Ltd.                            261,000            4,331
NEC Corp.                                             508,000            9,277
Toshiba Corp.                                       1,346,000            8,985
                                                                 --------------
                                                                        31,818
                                                                 --------------
CONSTRUCTION & ENGINEERING
Kurita Water Industries Ltd.                          405,000            5,290
                                                                 --------------
DISTRIBUTORS
Nissei Sangyo Co., Ltd.                               165,000            1,773
                                                                 --------------
DIVERSIFIED FINANCIALS
Hitachi Credit Corp.                                  349,400            6,640
                                                                 --------------
DIVERSIFIED TELECOMMUNICATION SERVICES
Nippon Telephone & Telegraph Corp.                        972            6,990
                                                                 --------------
ELECTRIC UTILITIES
Tokyo Electric Power Co., Inc.                        147,000            3,641
                                                                 --------------
ELECTRICAL EQUIPMENT
Furakawa Electric Co., Ltd.                           193,000            3,364
Kyudenko Co.                                          290,000              864
                                                                 --------------
                                                                         4,228
                                                                 --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
Hitachi Ltd.                                          955,000            8,494
Kyocera Corp.                                          70,000            7,627
Ryosan Co., Ltd.                                      173,000            2,948
TDK Corp.                                              86,000            8,356
                                                                 --------------
                                                                        27,425
                                                                 --------------
FOOD & DRUG RETAILING
FamilyMart Co., Ltd.                                  142,200            3,585
                                                                 --------------
FOOD PRODUCTS
House Foods Corp.                                     147,000            1,914
Nippon Meat Packers, Inc.                             258,000            3,507
                                                                 --------------
                                                                         5,421
                                                                 --------------
HOUSEHOLD DURABLES
Aiwa Co., Ltd.                                        169,800            1,298
Casio Computer Co., Ltd.                              552,000            4,654
Matsushita Electric Industrial Co., Ltd.              412,000            9,827
Rinnai Corp.                                          170,700            2,819
Sangetsu Co., Ltd.                                    117,000            1,544
Sekisui Chemical Co., Ltd.                            973,000            2,763
Sekisui House Ltd.                                    540,000            4,931
Sony Corp.                                            139,000            9,595
                                                                 --------------
                                                                        37,431
                                                                 --------------
LEISURE EQUIPMENT & PRODUCTS
Fuji Photo Film Co., Ltd.                             237,000            9,898
Nintendo Co., Ltd.                                     70,900           11,144
--------------------------------------------------------------------------------

  The accompanying notes are an integral part of the financial statements.
                                      9

                                                                         VALUE
                                                       SHARES            (000)
--------------------------------------------------------------------------------
JAPAN (CONTINUED)
LEISURE EQUIPMENT & PRODUCTS (CONTINUED)
Yamaha Corp.                                          432,000    U.S.$   4,228
                                                                 --------------
                                                                        25,270
                                                                 --------------
MACHINERY
Amada Co., Ltd.                                       652,000            4,842
Daifuku Co., Ltd.                                     703,000            4,103
Daikin Industries Ltd.                                413,000            7,939
Fuji Machine Manufacturing Co., Ltd.                  184,500            4,933
Fujitec Co., Ltd.                                     370,000            1,794
Minebea Co., Ltd.                                     500,000            4,622
Mitsubishi Heavy Industries Ltd.                    1,250,000            5,439
Tsubakimoto Chain Co.                                 832,000            2,501
                                                                 --------------
                                                                        36,173
                                                                 --------------
MARINE
Mitsubishi Logistics Corp.                            260,000            2,272
                                                                 --------------
OFFICE ELECTRONICS
Canon, Inc.                                           264,000            9,227
Ricoh Co., Ltd.                                       571,000           10,527
                                                                 --------------
                                                                        19,754
                                                                 --------------
PHARMACEUTICALS
Ono Pharmaceutical Co., Ltd.                          183,000            7,147
Sankyo Co., Ltd.                                      341,000            8,164
Yamanouchi Pharmaceutical Co., Ltd.                   187,000            8,072
                                                                 --------------
                                                                        23,383
                                                                 --------------
REAL ESTATE
Keihanshin Real Estate Co., Ltd.                      145,000              393
Mitsubishi Estate Co., Ltd.                           392,000            4,178
                                                                 --------------
                                                                         4,571
                                                                 --------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS
Rohm Co., Ltd.                                         28,000            5,309
                                                                 --------------
TRADING COMPANIES & DISTRIBUTORS
Nagase & Co., Ltd.                                    227,000              843
                                                                 --------------
                                                                       302,367
                                                                 --------------
--------------------------------------------------------------------------------
MALAYSIA (2.2%)
BANKS
Commerce Asset Holding Bhd                            318,000              682
Malayan Banking Bhd                                   797,000            2,831
Public Bank Bhd                                       738,000              571
                                                                 --------------
                                                                         4,084
                                                                 --------------
BEVERAGES
Carlsberg Brewery (Malaysia) Bhd                      491,000            1,421
                                                                 --------------
DIVERSIFIED TELECOMMUNICATION SERVICES
Telekom Malaysia Bhd                                  654,000            1,945
                                                                 --------------
ELECTRIC UTILITIES
Tenaga Nasional Bhd                                   449,000            1,371
                                                                 --------------
HOTELS RESTAURANTS & LEISURE
Resorts World Bhd                                     305,000              486
Tanjong plc                                           513,000              965
                                                                 --------------
                                                                         1,451
                                                                 --------------
--------------------------------------------------------------------------------
                                                                         VALUE
                                                       SHARES            (000)
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS
Malaysian Pacific Industries Bhd                      102,000    U.S.$     419
                                                                 --------------
TOBACCO
British American Tobacco (Malaysia) Bhd               223,000            2,054
                                                                 --------------
WIRELESS TELECOMMUNICATION SERVICES
Digi.com Bhd                                          856,000            1,095
                                                                 --------------
                                                                        13,840
                                                                 --------------
--------------------------------------------------------------------------------
SINGAPORE (5.7%)
AEROSPACE & DEFENSE
SIA Engineering Co., Ltd.                             671,000              519
                                                                 --------------
AIRLINES
Singapore Airlines Ltd.                               518,000            5,140
                                                                 --------------
BANKS
DBS Group Holdings Ltd.                               689,979            7,801
Oversea-Chinese Banking Corp., Ltd.                   461,700            3,436
Overseas Union Bank Ltd.                              356,210            1,665
United Overseas Bank Ltd.                             275,000            2,062
                                                                 --------------
                                                                        14,964
                                                                 --------------
DIVERSIFIED FINANCIALS
Keppel Corp., Ltd.                                    572,000            1,115
                                                                 --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
Omni Industries Ltd.                                  827,000            1,216
Venture Manufacturing (Singapore) Ltd.                464,000            3,105
                                                                 --------------
                                                                         4,321
                                                                 --------------
INSURANCE
(a)Pacific Century Region Developments Ltd.           570,000              291
                                                                 --------------
MARINE
(a)Neptune Orient Lines Ltd.                          688,000              540
Sembcorp Logistics Ltd.                               383,200            2,122
                                                                 --------------
                                                                         2,662
                                                                 --------------
MEDIA
Singapore Press Holdings Ltd.                         184,600            2,726
                                                                 --------------
REAL ESTATE
(a)Capitaland Ltd.                                    802,000            1,388
City Developments Ltd.                                297,000            1,379
                                                                 --------------
                                                                         2,767
                                                                 --------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS
(a)Chartered Semiconductor Manufacturing Ltd.         330,000              902
                                                                 --------------
                                                                        35,407
                                                                 --------------
--------------------------------------------------------------------------------
SOUTH KOREA (7.5%)
AUTOMOBILES
Hyundai Motor Co., Ltd.                                58,370              558
                                                                 --------------
BANKS
Housing & Commercial Bank of Korea                    154,656            3,509
Kookmin Bank                                          166,451            1,961
Shinhan Bank                                          319,600            2,627
                                                                 --------------
                                                                         8,097
                                                                 --------------
-------------------------------------------------------------------------------

  The accompanying notes are an integral part of the financial statements.

                                                                         VALUE
                                                       SHARES            (000)
--------------------------------------------------------------------------------
SOUTH KOREA (CONTINUED)
COMMUNICATIONS EQUIPMENT
Telson Electronics Co., Ltd.                          123,870    U.S.$     531
                                                                 --------------
DIVERSIFIED TELECOMMUNICATION SERVICES
Korea Telecom Corp.                                     3,020              160
Korea Telecom Corp. ADR                               151,300            4,690
                                                                 --------------
                                                                         4,850
                                                                 --------------
ELECTRIC UTILITIES
Korea Electric Power Corp.                             64,610            1,205
Korea Electric Power Corp. ADR                        150,000            1,538
                                                                 --------------
                                                                         2,743
                                                                 --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
Communication Network Interface, Inc.                  71,220              120
(a)Humax Co., Ltd.                                     90,740              753
Samsung Electro Mechanics Co., Ltd.                    42,181            1,144
                                                                 --------------
                                                                         2,017
                                                                 --------------
FOOD PRODUCTS
Tongyang Confectionery Corp.                           30,470              410
                                                                 --------------
INTERNET & CATALOG RETAIL
(a)LG Home Shopping, Inc.                              27,300              600
                                                                 --------------
MEDIA
Cheil Communications, Inc.                             21,040            1,031
CJ39 Shopping Corp.                                    24,720              276
                                                                 --------------
                                                                         1,307
                                                                 --------------
METALS & MINING
Pohang Iron & Steel Co., Ltd.                           7,570              458
Pohang Iron & Steel Co., Ltd. ADR                      64,800            1,008
                                                                 --------------
                                                                         1,466
                                                                 --------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS
Hyundai Electronics Industries Co.                    353,807            1,126
Samsung Electronics Co., Ltd.                          99,987           12,488
                                                                 --------------
                                                                        13,614
                                                                 --------------
WIRELESS TELECOMMUNICATION SERVICES
(a)Korea Telecom Freetel                               18,110              470
(a)SK Telecom Co., Ltd.                                21,430            4,286
SK Telecom Co., Ltd. ADR                              242,800            5,721
                                                                 --------------
                                                                        10,477
                                                                 --------------
                                                                        46,670
                                                                 --------------
--------------------------------------------------------------------------------
TAIWAN (6.2%)
BANKS
(a)Chinatrust Commercial Bank                       1,584,480              952
Taishin International Bank                          2,158,520              880
                                                                 --------------
                                                                         1,832
                                                                 --------------
CHEMICALS
Nan Ya Plastic Corp.                                  827,419              927
                                                                 --------------
COMMUNICATIONS EQUIPMENT
Zinwell Corp.                                         178,000              248
                                                                 --------------
COMPUTERS & PERIPHERALS
Advantech Co., Ltd.                                   319,300            1,012
Ambit Microsystems Corp.                              136,378              579
Asustek Computer, Inc.                                528,040            1,586
Compal Electronics, Inc.                            1,572,763            2,132
--------------------------------------------------------------------------------
                                                                         VALUE
                                                       SHARES            (000)
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS (CONTINUED)
Quanta Computer Inc.                                  673,000    U.S.$   1,768
                                                                 --------------
                                                                         7,077
                                                                 --------------
ELECTRICAL EQUIPMENT
Delta Electronics, Inc.                               991,250            3,098
                                                                 --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
Hon Hai Precision Industry Co., Ltd.                  685,860            3,479
(a)Yageo Corp.                                      1,229,000              968
                                                                 --------------
                                                                         4,447
                                                                 --------------
FOOD & DRUG RETAILING
President Chain Store Corp.                           435,632            1,144
                                                                 --------------
FOOD PRODUCTS
(a)Uni-President Enterprises Co.                    1,164,000              773
                                                                 --------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS
(a)Advanced Semiconductor Engineering, Inc.           870,355              594
ASE Test Ltd.                                          48,300              411
(a)Macronix International Co., Ltd.                   677,760              814
(a)Powerchip Semiconductor Corp.                    1,178,000              587
(a)ProMos Technologies, Inc.                          401,568              354
Realtek Semiconductor Corp.                           130,000              353
(a)Siliconware Precision Industries Co.             2,650,640            1,473
(a)Siliconware Precision Industries Co. ADR           145,800              364
(a)Taiwan Semiconductor Manufacturing Co., Ltd.     3,062,120            7,350
United Microelectronics Corp.                       3,140,400            4,561
(a)Winbond Electronics Corp.                        1,312,560            1,256
                                                                 --------------
                                                                        18,117
                                                                 --------------
TEXTILES & APPAREL
Far Eastern Textile Ltd.                            1,262,724              892
(c)Far Eastern Textile Ltd. GDR                         7,929               57
                                                                 --------------
                                                                           949
                                                                 --------------
                                                                        38,612
                                                                 --------------
--------------------------------------------------------------------------------
THAILAND (0.9%)
BANKS
(a)Thai Farmers Bank PCL (Foreign)                  1,611,600              798
                                                                 --------------
CONSTRUCTION MATERIALS
(a)Siam City Cement PCL (Foreign)                     251,933              726
                                                                 --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
(b)Delta Electronics PCL (Foreign)                    201,316              904
                                                                 --------------
MEDIA
BEC World PCL (Foreign)                               143,500              727
                                                                 --------------
REAL ESTATE
(a,b)Golden Land Property Development PCL
  (Foreign)                                         2,849,000              263
                                                                 --------------
WIRELESS TELECOMMUNICATION SERVICES
(a)Advanced Information Service PCL (Foreign)         159,000            1,539
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.
                                       11

                                                                         VALUE
                                                       SHARES            (000)
--------------------------------------------------------------------------------
THAILAND (CONTINUED)
WIRELESS TELECOMMUNICATION SERVICES (CONTINUED)
(a)Total Access Communication PCL                     235,000    U.S.$     632
                                                                 --------------
                                                                         2,171
                                                                 --------------
                                                                         5,589
                                                                 --------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost U.S.$636,917)                                                  601,606
                                                                 --------------
--------------------------------------------------------------------------------
PREFERRED STOCK (0.2%)
--------------------------------------------------------------------------------
SOUTH KOREA (0.2%)
SEMICONDUCTOR EQUIPMENT & PRODUCTS
Samsung Electronics Co., Ltd.
  (Cost U.S.$2,188)                                    17,640              962
                                                                 --------------
--------------------------------------------------------------------------------
INVESTMENT COMPANIES (0.6%)
--------------------------------------------------------------------------------
INDIA (0.6%)
INVESTMENT COMPANIES
(d)Morgan Stanley Growth Fund
  (Cost U.S.$3,233)                                17,158,100            3,786
                                                                 --------------
--------------------------------------------------------------------------------
                                                       NO. OF
                                                     WARRANTS
--------------------------------------------------------------------------------
WARRANTS(0.0%)
--------------------------------------------------------------------------------
THAILAND(0.0%)
BANKS
Siam Commercial Bank
  (Cost U.S.$135)                                   1,206,600               75
                                                                 --------------
--------------------------------------------------------------------------------
                                                         FACE
                                                       AMOUNT
                                                        (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (3.9%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
(e)Chase Securities, Inc.,
  5.60% dated 12/29/00, due 01/02/01
  (Cost U.S.$24,243)                               U.S.$24,243          24,243
                                                                 --------------
--------------------------------------------------------------------------------
                                                          FACE
                                                        AMOUNT           VALUE
                                                         (000)           (000)
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (0.0%)
Hong Kong Dollar                                  HKD       37   U.S.$       5
Indian Rupee                                      INR    3,921              84
Malaysian Ringgit                                 MYR      244              64
Singapore Dollar                                  SGD        8               4
South Korean Won                                  KRW    1,071               1
Taiwan Dollar                                     TWD    2,309              70
Thai Baht                                         THB    1,403              32
                                                                 --------------
--------------------------------------------------------------------------------
TOTAL FOREIGN CURRENCY
  (Cost U.S.$262)                                                          260
                                                                 --------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.5%)
  (Cost U.S.$666,978)                                                  630,932
                                                                 --------------
--------------------------------------------------------------------------------
                                                        AMOUNT          AMOUNT
                                                         (000)           (000)
--------------------------------------------------------------------------------
OTHER ASSETS (0.4%)
  Cash                                            U.S.$  2,090
  Receivable for Investments Sold                          375
  Dividends Receivable                                     145
  Interest Receivable                                       11
  Other Assets                                              58           2,679
                                                  ------------   --------------
--------------------------------------------------------------------------------
LIABILITIES (-1.9%)
  Payable For:
    Dividends Declared                                 (10,866)
    Investment Advisory Fees                              (550)
    Custodian Fees                                        (171)
    Professional Fees                                     (141)
    Directors' Fees and Expenses                          (112)
    Shareholder Reporting Expenses                         (88)
    Administrative Fees                                    (64)
  Other Liabilities                                       (114)        (12,106)
                                                  ------------   --------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
  Applicable to 57,428,874, issued and
   outstanding U.S.$ 0.01 par value
   shares (100,000,000 shares authorized)                        U.S.$ 621,505
                                                                 ==============
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                        U.S.$   10.82
                                                                 ==============
--------------------------------------------------------------------------------

  The accompanying notes are an integral part of the financial statements.

                                                                         AMOUNT
                                                                          (000)
--------------------------------------------------------------------------------
AT DECEMBER 31, 2000, NET ASSETS CONSISTED OF:
   Common Stock                                                 U.S.$      574
   Paid-in Capital                                                     801,858
   Distributions in Excess of Net
     Investment Income                                                  (7,046)
   Accumulated Net Realized Loss                                      (137,836)
   Unrealized Depreciation on
     Investments and Foreign
     Currency Translations                                             (36,045)
--------------------------------------------------------------------------------
     TOTAL NET ASSETS                                           U.S.$  621,505
                                                                ===============
--------------------------------------------------------------------------------

     (a) - Non-income producing.
     (b) - Security valued at fair value - see note A-1 to financial statements.
     (c) - 144A Security - certain conditions
           for public sale may exist.
     (d) - The Fund is advised by an affiliate.
     (e) - The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
       @ - Value is less than U.S.$500.
     ADR - American Depositary Receipt.
     GDR - Global Depositary Receipt.
--------------------------------------------------------------------------------

DECEMBER 31, 2000 EXCHANGE RATES:
--------------------------------------------------------------------------------
HKD    Hong Kong Dollar              7.800   =    U.S. $1.00
INR    Indian Rupee                 46.675   =    U.S. $1.00
KRW    South Korean Won           1265.000   =    U.S. $1.00
MYR    Malaysian Ringgit             3.800   =    U.S. $1.00
NZD    New Zealand Dollar            2.254   =    U.S. $1.00
SGD    Singapore Dollar              1.735   =    U.S. $1.00
TWD    Taiwan Dollar                33.082   =    U.S. $1.00
THB    Thai Baht                    43.385   =    U.S. $1.00
--------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  Under the terms of foreign currency exchange contracts open at December 31, 2000, the Fund is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

  CURRENCY                                IN                     NET
     TO                                EXCHANGE              UNREALIZED
  DELIVER       VALUE    SETTLEMENT      FOR        VALUE       GAIN
   (000)        (000)       DATE        (000)       (000)       (000)
 ---------    --------   ----------    --------   ---------  ----------
THB   1403    U.S.$ 33    1/03/01      U.S.$ 33    U.S.$ 33    U.S.$--@
--------------------------------------------------------------------------

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION -- DECEMBER 31, 2000

                                                           PERCENT
                                              VALUE        OF NET
INDUSTRY                                      (000)        ASSETS
--------------------------------------------------------------------------
Aerospace & Defense                       U.S.$    519       0.1%
Airlines                                         9,388       1.5
Auto Components                                  3,272       0.5
Automobiles                                     18,145       2.9
Banks                                           43,393       7.0
Beverages                                        3,435       0.6
Building Products                                1,285       0.2
Chemicals                                       24,285       3.9
Commercial Services & Supplies                  11,474       1.8
Communications Equipment                           778       0.1
Computers & Peripherals                         41,589       6.7
Construction & Engineering                       5,290       0.9
Construction Materials                             726       0.1
Distributors                                     1,773       0.3
Diversified Financials                          34,218       5.5
Diversified Telecommunication Services          22,602       3.6
Electric Utilities                               7,755       1.2
Electrical Equipment                            14,425       2.3
Electronic Equipment & Instruments              41,310       6.6
Food & Drug Retailing                            4,729       0.8
Food Products                                    6,604       1.1
Gas Utilities                                    2,824       0.5
Health Care Providers & Services                   996       0.2
Hotels Restaurants & Leisure                     1,451       0.2
Household Durables                              37,817       6.1
Industrial Conglomerates                         2,765       0.4
Insurance                                          291       0.0
Internet & Catalog Retail                          600       0.1
Internet Software & Services                       825       0.1
Investment Companies                             3,786       0.6
IT Consulting & Services                         9,703       1.6
Leisure Equipment & Products                    25,270       4.1
Machinery                                       36,693       5.9
Marine                                           4,934       0.8
Media                                           14,076       2.3
Metals & Mining                                 13,388       2.2
Office Electronics                              19,754       3.2
Oil & Gas                                        1,861       0.3
Pharmaceuticals                                 27,472       4.4
Real Estate                                     28,388       4.6
Semiconductor Equipment & Products              39,814       6.4
Software                                         1,143       0.2
Textiles & Apparel                               5,544       0.9
Tobacco                                          2,340       0.4
Trade Companies & Distributors                     843       0.1
Wireless Telecommunication
  Services                                      26,856       4.3
Other                                           24,503       3.9
                                          ------------     -----
                                          U.S.$630,932     101.5%
                                          ============     =====
--------------------------------------------------------------------------

  The accompanying notes are an integral part of the financial statements.

                                                                                                          YEAR ENDED
                                                                                                      DECEMBER 31, 2000
STATEMENT OF OPERATIONS                                                                                       (000)
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends....................................................................................   U.S.$     9,809
    Interest.....................................................................................             1,074
    Less: Foreign Taxes Withheld.................................................................              (923)
---------------------------------------------------------------------------------------------------------------------------
      Total Income...............................................................................             9,960
---------------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees.....................................................................             8,297
    Administrative Fees..........................................................................               836
    Custodian Fees...............................................................................               587
    Shareholder Reporting Expenses...............................................................               167
    Professional Fees............................................................................               159
    Transfer Agent Fees..........................................................................               111
    Country Tax Expense..........................................................................                63
    Directors' Fees and Expenses.................................................................                14
    Other Expenses...............................................................................               266
---------------------------------------------------------------------------------------------------------------------------
      Total Expenses.............................................................................            10,500
---------------------------------------------------------------------------------------------------------------------------
      Net Investment Loss........................................................................              (540)
---------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
    Investment Securities Sold...................................................................            39,677
    Foreign Currency Transactions................................................................              (496)
---------------------------------------------------------------------------------------------------------------------------
      Net Realized Gain..........................................................................            39,181
---------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Depreciation on Investments..................................................................          (304,572)
    Appreciation on Foreign Currency Translations................................................               325
---------------------------------------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation.............................................          (304,247)
---------------------------------------------------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized Appreciation/Depreciation.......................          (265,066)
---------------------------------------------------------------------------------------------------------------------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.........................................   U.S.$  (265,606)
===========================================================================================================================

                                                                                    YEAR ENDED           YEAR ENDED
                                                                                 DECEMBER 31, 2000    DECEMBER 31, 1999
STATEMENT OF CHANGES IN NET ASSETS                                                    (000)                 (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)...............................................    U.S.$     (540)        U.S.$    735
  Net Realized Gain..........................................................            39,181               86,741
  Change in Unrealized Appreciation/Depreciation.............................          (304,247)             319,045
---------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations............          (265,606)             406,521
---------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income......................................................            (5,936)                (593)
  In Excess of Net Investment Income.........................................            (7,046)              (1,791)
---------------------------------------------------------------------------------------------------------------------------
  Total Distributions........................................................           (12,982)              (2,384)
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Repurchase of Shares (4,805,100 and 5,040,600 shares, respectively)........           (49,448)             (41,752)
---------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)..................................................          (328,036)             362,385
Net Assets:
  Beginning of Period........................................................           949,541              587,156
---------------------------------------------------------------------------------------------------------------------------
  End of Period (including distributions in excess of net investment
    income of U.S.$7,046 and U.S.$1,792, respectively).......................    U.S.$  621,505         U.S.$949,541
===========================================================================================================================

  The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA
AND RATIOS:

                                                                        YEARS ENDED DECEMBER 31,
                                           -----------------------------------------------------------------------------
                                              2000            1999            1998            1997             1996
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....  U.S.$  15.26   U.S.$   8.73    U.S.$   8.77    U.S.$  11.95     U.S.$  14.34
------------------------------------------------------------------------------------------------------------------------
Offering Costs...........................            --             --              --              --            (0.01)
------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss).............         (0.01)          0.01            0.06            0.03             0.02
Net Realized and Unrealized Gain
  (Loss) on Investments..................         (4.50)          6.44           (0.17)          (3.19)           (0.33)
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations.....         (4.51)          6.45           (0.11)          (3.16)           (0.31)
------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income..................         (0.10)         (0.01)             --           (0.02)           (0.60)
  In Excess of Net Investment
    Income...............................         (0.12)         (0.03)          (0.01)             --            (0.01)
------------------------------------------------------------------------------------------------------------------------
    Total Distributions..................         (0.22)         (0.04)          (0.01)          (0.02)           (0.61)
------------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to
  Shares Issued through Rights Offering..            --             --              --              --            (1.46)
Anti--Dilutive Effect of Shares
  Repurchased............................          0.29           0.12            0.08              --               --
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...........  U.S.$  10.82   U.S.$  15.26    U.S.$   8.73    U.S.$   8.77     U.S.$  11.95
========================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD....  U.S.$   8.69   U.S.$  11.81    U.S.$   7.00    U.S.$   7.44     U.S.$   9.75
========================================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value...........................        (24.66)%        69.32%          (5.77)%        (23.46)%         (14.72)%+
  Net Asset Value (1)....................        (27.37)%        75.39%          (0.34)%        (26.36)%          (2.87)%+
========================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)....  U.S.$621,505   U.S.$949,541    U.S.$587,156    U.S.$628,173     U.S.$856,397
------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net
  Assets.................................          1.26%          1.29%           1.42%           1.34%            1.39%
Ratio of Net Investment Income
  (Loss) to Average Net Assets...........         (0.07)%         0.10%           0.80%           0.25%            0.16%
Portfolio Turnover Rate..................            35%            65%             42%             66%              28%
------------------------------------------------------------------------------------------------------------------------

+ This return does not include the effect of the rights issued in connection with the Rights Offering.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

  The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000
----------

    The Morgan Stanley Dean Witter Asia-Pacific Fund, Inc. (the "Fund") was incorporated in Maryland on February 28, 1994, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies, which are in conformity with generally accepted accounting principles for investment companies, are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sale price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities that are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale, if any) are valued at fair value as determined in good faith under the procedures approved by the Board of Directors.

    Events affecting the values of certain Fund securities that occur between the close of regular trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

    The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities and foreign currency contracts at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objective. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency.
    A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

    INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

    TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market- linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

    Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

    Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the year ended December 31, 2000, the Fund's investments in the derivative instruments described above included foreign currency exchange contracts only.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and is reflected as share application money on the Statement of Net Assets, if any. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes. Distributions to shareholders are recorded on the ex-dividend date.

    The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

    Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

    Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

    Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the Fund's financial statements.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the

Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.09% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. During the year ended December 31, 2000, the Fund made purchases and sales totaling $279,666,000 and $327,845,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 2000, the U.S. Federal income tax cost basis of securities was $670,574,000 and, accordingly, net unrealized depreciation was $39,879,000 of which $90,457,000 related to appreciated securities and $130,336,000 related to depreciated securities. At December 31, 2000, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $131,375,000 available to offset future capital gains of which will expire on December 31, 2006. During the year ended December 31, 2000, the Fund utilized capital loss carryforward, for U.S. Federal income tax purposes, of approximately $39,000,000. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. For the year ended December 31, 2000, the Fund intends to elect to defer to January 1, 2001, for U.S. Federal income tax purposes, post-October currency losses of $248,000 and post-October capital losses of $9,281,000.

F. For the year ended December 31, 2000, the Fund incurred $58,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser.

G. A significant portion of the Fund's net assets consist of securities of issuers located in Asia which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Asian securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Asian securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Director's Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At December 31, 2000, the deferred fees payable, under the Plan, totaled $112,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. On January 23, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the year ended December 31, 2000, the Fund repurchased 4,805,100 shares or 7.72% of its Common Stock at an average price per share of $10.20, excluding $240,000 in commissions paid, and an average discount of 26.34% from net asset value per share. For the year ended December 31, 1999, the Fund repurchased 5,040,600 shares or 7.49% of it's Common Stock at an average price per share of $8.23, excluding $252,000 in commissions paid, and an average discount of 15.81% from net asset value per share. Since the inception of the program, the Fund has repurchased 14,225,634 shares or 19.85% of its Common Stock at an average price per share of $8.39, excluding $675,000 in commissions paid, and an average discount of 20.72% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

J. During December 2000, the Board of Directors declared a distribution of $0.1892 per share, derived from net investment income, payable on January 12, 2001, to shareholders of record on December 29, 2000.

K. On December 14, 2000, with the aim of enhancing stockholder value and reducing the discount at which the Fund's shares have been trading, the Board of Directors authorized the Fund to conduct a tender offer during the first quarter of 2001 for up to 25% of the Fund's outstanding shares of common stock at a price equal to 95% of the Fund's net asset value ("NAV") on the last day of the tender period, or such later date as to which the offer is extended.

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED):

  For the year ended December 31, 2000, the Fund expects to pass through to shareholders foreign tax credits totaling approximately $923,000. In addition, for the year ended December 31, 2000, gross income derived from sources within a foreign country totaled $9,808,000.

REPORT OF ERNST & YOUNG LLP, INDEPEDENT AUDITORS
----------

To the Shareholders and Board of Directors of Morgan Stanley Dean Witter Asia-Pacific Fund, Inc.

We have audited the accompanying statement of net assets of Morgan Stanley Dean Witter Asia-Pacific Fund, Inc. (the "Fund") as of December 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1999 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated February 18, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Asia-Pacific Fund, Inc. at December 31, 2000, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


                                            /s/ Ernst & Young LLP

Boston, Massachusetts
February 2, 2001

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

      The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:


                        Morgan Stanley Dean Witter Asia-Pacific Fund, Inc. American Stock Transfer & Trust Company
                        Dividend Reinvestment and Cash Purchase Plan
                        40 Wall Street
                        New York, NY 10005
                        1-800-278-4353